UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2017, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) announced its results of operations for the year ended December 31, 2016. A copy of the related press release for the year ended December 31, 2016 is being filed as Exhibit 99.1 to this report and is incorporated herein by reference. In addition, a copy of the Fourth Quarter 2016 Financial Results Supplement is being furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Exhibit 99.1 submitted herewith shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit 99.2 submitted herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed to be incorporated by reference into any disclosure document relating to Freddie Mac, except to the extent, if any, expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release, dated February 16, 2017, issued by Freddie Mac
99.2	Fourth Quarter 2016 Financial Results Supplement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ James G. Mackey
James G. Mackey
Executive Vice President — Chief Financial Officer

Date: February 16, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated February 16, 2017, issued by Freddie Mac
99.2	Fourth Quarter 2016 Financial Results Supplement